Exhibit 10.36

AMENDMENT NUMBER TWO
TO THE
NEW YORK STOCK EXCHANGE, INC.
CAPITAL ACCUMULATION PLAN

WHEREAS, New York Stock Exchange, Inc. (“NYSE”) maintains the New York Stock Exchange, Inc. Capital Accumulation Plan, effective January 1, 1998 (the “Plan”).

WHEREAS, NYSE may amend the Plan by action of its board of directors (the “Board”) or a person designated by the Board; and

WHEREAS, the Board deems it advisable to amend the Plan.

NOW, THEREFORE, pursuant to Section 16 of the Plan, the Plan is hereby amended, effective May 1, 2001, as follows:

1.             Section 1(p) is amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, effective May 1, 2001, “Performance Award” shall mean only the ICP Award.”

2.             The first paragraph of Section 2(a) is deleted in its entirety.

3.             The second paragraph of Section 2(a) is amended to read as follows:

“Notwithstanding any provision in the Plan to the contrary, no book entry contributions shall be made by the NYSE to a Participant’s Accumulation Account with respect to a Participant’s LTIP Award after May 1, 2001.

NYSE shall make book entry contributions to the Accumulation Account of a Participant equal to the Participant’s ICP Award multiplied by the percentage set forth on Exhibit B corresponding to the Participant’s name.”

4.             Section 3(a) of the Plan is amended by adding the following at the end thereof:

“Notwithstanding the foregoing, effective May 1, 2001, the portion of a Participant’s Accumulation Account attributable to book entry contributions credited after May 1, 2001 and Earnings thereon shall become vested based on the Participant’s age while continuously employed by the NYSE, as follows:

AGE	% Vested
Younger than 55	0%
55 but younger than 56	10%
56 but younger than 57	20%
57 but younger than 58	30%
58 but younger than 59	50%
59 but younger than 60	70%
60 and older	100%

5.             Effective May 1, 2001, Exhibit A of the Plan is amended to include the following additional individuals as Participants in the Plan:  Frank Z. Ashen, Richard P. Bernard, Noreen M. Culhane, David P. Doherty, Richard A. Edgar, Salvatore Pallante, and Robert T. Zito.

6.             Effective May 1, 2001, the Plan is amended by adding a new Exhibit B at the end thereof in the form attached hereto.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 13th day of August, 2001.

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Frank Z. Ashen

Dated:	8/13/01

Frank Z. Ashen
Executive Vice President
Human Resources